Preclinical Assessment of JTX-2011, An Agonist Antibody Targeting ICOS, Supports Evaluation In ICONIC Clinical Trial Jennifer Michaelson, Ph.D. AACR Annual Meeting April 2, 2017 Major Symposium “Emerging Targets in Immunotherapy” Exhibit 99.1

Sustainable immunotherapy pipeline Comprehensive interrogation of the TME Identifying optimal immune cell targets and developing new immunotherapies Patient enrichment strategies using predictive biomarkers Translational Science Platform Comprehensive Interrogation of the TME to Develop a Sustainable Innovative Pipeline 2 | © 2017

Many Potential Targets: Why Choose ICOS? • Data from Founders’ labs demonstrated clinical correlate and outcome data that supported activation of ICOS • Subsequent laboratory evidence in animal tumor reduction studies Adapted from Mellman et al. Nature 480, 480-489 (2011) ICOS ICOS Jounce Approach 3 | Jounce Therapeutics © 2017

Many Potential Targets: Why Choose ICOS? Human clinical and mouse preclinical data support activating ICOS receptor for anti-tumor benefit Chen et al, PNAS (2009); Carthon et al, Clin Can Res (2010); Ng Tang et al, Canc Immunol Res (2013) 4 | Jounce Therapeutics © 2017 Impaired Tumor Rejection In ICOS−/− and ICOSL−/− Mice Treated with Anti–CTLA-4 Therapy Fu et al. Cancer Res 2011;71:5445-5454

JTX-2011: ICOS Agonist Antibody • Specificity for ICOS • Species cross-reactive • Agonist activity • Humanized rodent antibody • hIgG1 Fc backbone 5 | Jounce Therapeutics © 2017 JTX-2011: Key Features

JTX-2011 Dual Mechanism Shifts Balance of T Cells Towards Anti-Tumor Activity APC “Primed” T effector cell ICOS↑ TCR 1st signal ICOS JTX-2011 ↑ IFN-γ↑ ↑ IFN-γ↑ Activation of T eff T regulatory cell NK cell X Reduction of T regs 6 | Jounce Therapeutics © 2017 JTX-2011 is designed to • Stimulate T effector cells in tumor “Non-Primed” T effector cell TCR ICOS • Selectively reduce T regulatory cells in tumor

JTX-2011 Stimulates Primed Human T Cells No Indiscriminate Activation of T cells Activation of primed CD4+ T effector cells No activation of unprimed CD4+ T effector cells % D iv ided Ce lls No Antibody Anti-CD28 Super agonist anti-CD28 JTX-2011 Control Antibody Un st im ul at ed + co nt ro l a nt ib od y - c on tro l a nt ib od y 13 3. 4 66 .7 33 .4 16 .7 8. 3 4. 2 2. 1 1. 0 0. 5 0. 3 0 20 40 60 80 % Pro liferatio n JTX-2011 (nM) CD3 in all wells except unstimulated 7 | Jounce Therapeutics © 2017 -CD3 +CD3

JTX-2011 Induces Signaling Through AKT Pathway


JTX-2011
ICOS
p85
p110
PI(3)K
AKT


%pAKT+
80
60
40
20
0
2 min
5 min
30 min
Control Antibody
Control Antibody + Cross-Linker
JTX-2011
JTX-2011 + Cross-Linker

- ICOS antibody re-capitulates signaling activity of ICOS ligand
  - Induces pAKT signal in CD4+ T cells when cross-linked

8 | Jounce Therapeutics © 2017

JTX-2011 Dual Mechanism Shifts Balance of T Cells Towards Anti-Tumor Activity 9 | Jounce Therapeutics © 2017 “Primed” T effector cell ICOS↑ APC TCR 1st signal ICOS JTX-2011 ↑ IFN-γ↑ ↑ IFN-γ↑ Activation of T eff T regulatory cell NK cell X Reduction of T regs JTX-2011 is designed to • Stimulate T effector cells in tumor • Selectively reduce T regulatory cells in tumor“Non-Primed” T effector cell TCR ICOS

Selective Reduction in Tumor but Not Peripheral T Regulatory Cells Mouse JTX-2011 selectively reduces tumor T regulatory cells in vivo Day: 0 7 10 12 Treatment (0.2mg/kg) TIL analysis Implant Tumor m Ig G 2 a 3 7 A 1 0 -m G 2 a J T X -1 0 1 1 - m G 2 a 0 2 0 4 0 6 0 8 0 1 0 0 % S u b s e t in C D 3 + C D 4 T e ff C D 4 T re g C D 8 Control Antibody Parent “JTX-2011” mJTX-2011 Mouse JTX-2011 does not reduce spleen T regulatory cells in vivo Day: 0 7 10 12 Treatment (0.2mg/kg) Spleen Analysis Implant Tumor m Ig G 2 a 3 7 A 1 0 -m G 2 a J T X -1 0 1 1 - m G 2 a 0 2 0 4 0 6 0 % S u b s e t in C D 3 + C D 4 T e ff C D 4 T re g C D 8 Control Antibody Parent “JTX-2011” mJTX-2011 • Reduction in tumor T regulatory but not tumor T effector cells • No change in T cell subsets in spleen, lymph nodes or periphery 10 | Jounce Therapeutics © 2017

ICOS Expression is Highest on Mouse and Human Intratumoral Tregs Multiplexed IF Flow cytometry 11 | Jounce Therapeutics © 2017

Selective Reduction of Tregs vs Teffs in vitro • ICOS antibody selectively depletes Tregs from IL-2 activated PMBC • Under these in vitro activation conditions, Tregs and Teffs express similar levels of ICOS 12 | Jounce Therapeutics © 2017 10 -5 10 -4 10 -3 10 -2 10 -1 100 101 102 103 -70 -60 -50 -40 -30 -20 -10 0 10 nM CD4+ T regulatory cells CD4+ T effector cells % C h a n g e i n p o p u la tio n

Single Agent Development of JTX-2011 Supported by Long-Lasting Response in Preclinical Tumor Models 0 10 20 30 40 0 200 400 600 800 1000 1200 1400 0 10 20 30 40 0 200 400 600 800 1000 1200 1400 Days post-inoculation of tumor cells T umor vo lume (m m 3 ) Control ICOS Antibody Sa1/N Tumors 1/10 7/10 Tumor free / animals treated 13 | Jounce Therapeutics © 2017 0 1 0 2 0 3 0 4 0 0 5 0 0 1 0 0 0 1 5 0 0 D a y s a fte r tu m o r r e -c h a lle n g e Tu m or v ol um e (m m 3 ) N o p r io r tre a tm e n t A n im a ls p re v io u s ly c u re d b y a n ti-IC O S Animals cured of tumors are immune to tumor re-challenge

Fc Effector Function is Required for Optimal Anti-Tumor Activity Loss of Activity with Fc Deficient Version of Antibody T u m o r v o lu m e ( m m 3 ) 0 1 0 2 0 3 0 4 0 0 5 0 0 1 0 0 0 1 5 0 0 2 0 0 0 0 1 0 2 3 0 4 0 0 5 0 0 1 0 0 0 1 5 0 0 2 0 0 0 0 1 0 2 3 0 4 0 0 5 0 0 1 0 0 0 1 5 0 0 2 0 0 0 Control ICOS Antibody Fc-Deficient ICOS Antibody 1/10 6/10 1/10 Tumor free / animals treated 14 | Jounce Therapeutics © 2017 Sa1/N Tumors

0 10 20 30 40 0 500 1000 1500 2000 Days Post-Inoculation 0 10 20 30 40 0 500 1000 1500 2000 Days Post-Inoculation 0 10 20 30 40 0 500 1000 1500 2000 Days Post-Inoculation 0 10 20 30 40 0 500 1000 1500 2000 Days P st-Inoculation Combination Development of JTX-2011 with Anti-PD-1 Supported by Enhanced Anti-tumor Activity in Preclinical Models CT26 Tumors Control antibody Anti-PD-1 ICOS Antibody T u m or v o lu m e (m m 3 ) ICOS Antibody + Anti-PD-1 0/10 6/10 1/10 8/10 Tumor free / animals treated 15 | Jounce Therapeutics © 2017

Preclinical Safety Features of JTX-2011 • No cytokine storm in GLP toxicology studies • No cytokine induction by JTX-2011 alone or in combination with Opdivo® in human whole blood assays • NOAEL = 50 mg/kg; highest dose tested in cynomolgus monkey IND-enabling GLP toxicology study JTX-2011-induced T Cell Activation Requires Initial T Cell Priming Activity of ICOS Antibody is Tumor-centric: No Depletion of Tregs in the Periphery U n s t im u la te d + c o n tr o l a n t i b o d y - c o n tr o l a n t i b o d y 1 3 3 . 4 6 6 .7 3 3 .4 1 6 .7 8 . 3 4 . 2 2 . 1 1 . 0 0 . 5 0 . 3 0 2 0 4 0 6 0 8 0 % P rol if e ra ti o n JTX-2011 (nM) -CD3 +CD3 Cytokine Storm Not Predicted from in vitro and in vivo Studies Preclinical Toxicity Studies Predict Safety Margin 16 | Jounce Therapeutics © 2017 m Ig G 2 a 3 7 A 1 0 -m G 2 a J T X -1 0 1 1 - m G 2 a 0 2 0 4 0 6 0 8 0 1 0 0 % S u b s e t in C D 3 + C D 4 T e ff C D 4 T re g C D 8 Control Antibody Parent “JTX-2011” mJTX-2011 m Ig G 2 a 3 7 A 1 0 -m G 2 a J T X -1 0 1 1 - m G 2 a 0 2 0 4 0 6 0 % S u b s e t in C D 3 + C D 4 T e ff C D 4 T re g C D 8 Control Antibody Parent “JTX-2011” mJTX-2011 SpleenTumor

Pharmacodynamic Biomarker: Target Engagement in Mouse

Efficacy in Syngeneic Mouse Tumor Model Correlates with Duration of ICOS Target Engagement



Average Tumor Growth Curves
Tumor Volume (mm³)
1500
1000
500
0
0
10
20
30
40
50
Days Post-Inoculation of Tumor Cells
Isotype
0.25mg/kg
2.5mg/kg
0.05mg/kg



ICOS Engagement on Peripheral Blood CD4 T Cells
% Receptor Availbale
200
150
100
50
0
-50
50
100
150
200
Time post-dose (Hours)
2.5mg/kg
0.05mg/kg
0.25mg/kg



Induction of JTXP
JTXP MFI
10000
8000
6000
4000
2000
0
0
100
200
300
400
Time post-dose (Hours)
Isotype
0.25mg/kg
2.5mg/kg
0.05mg/kg

	0.05mg/kg	0.25mg/kg	2.5mg/kg
Tumor Free Mice	1/10	5/10	5/10

17 | Jounce Therapeutics © 2017

Preclinical Pharmacokinetics and Pharmacodynamics PK and PD in Cynomolgus Monkey Preclinical Studies • Pharmacokinetics: – T1/2 = 5-12 days in ADA-negative monkeys • Pharmacodynamic readouts – Target engagement: ICOS is fully engaged for the duration of the dosing interval at all doses – JTXP induction: JTXP is induced on monkey cells in peripheral blood D a y 1 P r e -d o s e D a y 3 D a y 8 P r e -d o s e D a y 1 0 -2 5 0 2 5 5 0 7 5 1 0 0 1 2 5 1 5 0 % R e c e p to r A v a il a b le V e h ic le 0 .5 m g /k g 5 m g /k g 7 5 m g /k g D a y 1 P r e -d o s e D a y 3 D a y 8 P r e -d o s e D a y 1 0 0 1 0 2 0 3 0 4 0 J T X P ( fo ld -c h a n g e ) V e h ic le 5 m g /k g ICOS Engagement on Peripheral Blood CD4 T Cells Induction of JTXP Non-GLP tox study dosed up to 75 mg/kg with no toxicity observed 18 | Jounce Therapeutics © 2017

Preclinical QSP Modeling of JTX-2011 Predictions for PK and Target Engagement in First-in-Human Study 19 | Jounce Therapeutics © 2017 starting dose highest dose starting dose highest dose

Patient Selection Strategy Supported by Mouse Models

Better Single-Agent Efficacy in Tumors Expressing Higher Levels of Intra-Tumoral ICOS



Sa1N
T
S
3+
B16/SIY
T
2+
MC38
T
1+
LLC1
0

Tumor	ICOS IHC Score	Single Agent Efficacy	Combination Efficacy (+ anti-PD-1)
Sa1/N	3+	++++	ND
B16-SIY	2+	+++	++++
MC38	1+	+	+++*
CT26	1+	+	++++
EMT6	1+	+/++	+/-
LLC1	0	-	-

++++ indicates 61-100% tumor regression
+++ indicates 41-60% tumor regression
++ indicates 21-40% tumor regression
+ indicates 10-20% tumor regression
- indicates no tumor regressions

*Intra-tumoral levels of ICOS+ T cells increases post PD-1 treatment

20 | Jounce Therapeutics © 2017

Jounce THERAPEUTICS

Indication Selection & Patient Enrichment

ICOS Immunohistochemistry (IHC)

1 ICOS protein levels vary across indications



% Tumors
100
50
0
Renal
Breast
Bladder
Ovarian
Prostate
Stomach
Colon
Melanoma
TNBC
Lung
HNSCC
None
1+
2+
3+



None (0)
Low (1+)
Medium (2+)
High (3+)
100µm
100µm
100µm
100µm

2 ICOS protein levels within high ICOS indications vary across individual patients



HNSCC
(n=94)
ICOS density (cells/mm²)
1800
1600
1400
1200
1000
800
600
400
200
0



NSCLC (n=204)
ICOS density (cells/mm²)
1200
1000
800
600
400
200
0

21 | Jounce Therapeutics © 2017

Jounce THERAPEUTICS

Integrated Approach to Understanding ICOS in the Context of Immune Oncology Landscape 22 | Jounce Therapeutics © 2017 1000s of human tumors interrogated Collaborations with premier Institutions Integrated TCGA and Internal Data Analysis Patient enrichment for our clinical trials

Translational Science Platform Informs Biomarker Strategy Example from NSCLC ICOS expression levels across subtypes of NSCLC tumors ICOS levels are not associated with smoker status 23 | Jounce Therapeutics © 2017 A subset of PD-L1 low tumors have high levels of ICOS expression

Biomarker-Driven Enrichment Strategy Biomarker-Driven Strategy for Patient Enrichment Potential for Establishing Complementary and/or Companion Diagnostics Study Enrollment Patient Enrollment All Tumors Indication Selection Patient Enrichment 24 | Jounce Therapeutics © 2017

ICONIC: Adaptive, Biomarker-Driven Clinical Study Phase 1/2 Preliminary Efficacy Proof-of-Concept * Additional indications, including niche indications, identified through Jounce Translational Science Platform Any solid tumor type HNSCC NSCLC New indications based on emerging science* C NSCLC HNSCC TNBC Melanoma Gastric D New indications based on emerging science* Phase 2 Preliminary Efficacy Enriched for patients with high ICOS expression Single Agent Combo with Nivolumab All-comers, no enrichment for ICOS expression Dose escalate to anticipated clinically effective dose Single Agent Dose EscalationA PK/PD Expansions Combo with nivolumab Dose EscalationB PK/PD Expansions Phase 1 Safety, PK and PD 25 | Jounce Therapeutics © 2017 Poster: CT035

JTX-2011: Agonist Monoclonal Antibody that Targets ICOS • Member of family of immune modulators that includes PD-1 and CTLA-4 • Potential importance of ICOS supported by key clinical observations • Pharmacological activity is focused in the tumor • Significant anti-tumor activity seen in preclinical studies • Preclinical data supports use as both a single agent and in combination • Safety, PK, and pharmacodynamic features in the monkey inform human FIH study • Potential predictive biomarkers identified for patient enrichment strategies • JTX-2011 being evaluated as monotherapy and in combination with nivolumab • Phase 1 to assess safety, PK and PD – ongoing • Phase 2 will incorporate patient enrichment strategy 26 | Jounce Therapeutics © 2017 ICOS: T cell Surface Protein Receptor with Strong Target Rationale JTX-2011: Agonist Antibody Targeting ICOS ICONIC: JTX-2011 Phase 1/2 Clinical Trial

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